Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2002-2
            Home Equity Loan Asset Backed Certificates, Series 2002-2
                          Master Servicer's Certificate

                                                           Due Period 11/30/2003
                                                   Determination Date 12/22/2003
                                                    Distribution Date 12/26/2003

I      Available in Certificate Account
       Principal collected on Mortgage Loans                                                                           17,716,077.97
       All Liquidation Proceeds with respect to Principal                                                                 333,337.90
       Recoveries on previously Liquidated Mortgages with respect to Principal                                                  0.00
       Principal portion of Purchase Price on Repurchased Mortgage Loans                                                        0.00
       Substitution Adjustment with respect to Principal                                                                        0.00
                                                                                                                       -------------

                               Principal Distribution Amount                                                           18,049,415.87

       Interest collected on Mortgage Loans                                                                             4,165,853.14
       Interest portion of Purchase Price on Repurchased Mortgage Loans                                                         0.00
       Recoveries on previously Liquidated Mortgages with respect to Interest                                                   0.00
       Substitution Adjustment with respect to Interest                                                                         0.00
       Master Servicer Monthly Advances (net of Compensating Interest)                                                    814,476.22
       Reimbursement of previous months Servicer Advances                                                                -446,589.28
       Compensating Interest                                                                                                5,455.88
       Investment Earnings on Certificate Account                                                                               0.00
                                                                                                                       -------------

                               Interest Remittance Amount                                                               4,539,195.96

       Amount not Required to be deposited                                                                                      0.00

                               Total available in the Certificate Account                                              22,588,611.83

II     Distributions                                                                               Per $ 1,000             Amount
                                                                                                   -----------         -------------
1.     Aggregate Class AF Distribution                                                             23.82077329         13,861,307.98

2.     Aggregate Class A-IO Distribution                                                            0.00000000                  0.00

3.     Aggregate Class MF-1 Distribution                                                            4.99166677            165,523.67

4.     Aggregate Class MF-2 Distribution                                                            5.32500000            141,272.25

5.     Aggregate Class BF Distribution                                                              5.69166667            122,598.50

6.     Aggregate Class AV Distribution                                                             23.37901632          6,130,211.87

7.     Aggregate Class MV-1 Distribution                                                            1.52309040             30,157.19

8.     Aggregate Class MV-2 Distribution                                                            2.04836833             35,703.06

9.     Aggregate Class BV Distribution                                                              2.64253471             46,059.38

10.    Aggregate Class X-IO Distribution                                                            0.00000000          1,544,486.80

11.    Aggregate Class R Distribution                                                                                           0.00

12.    Aggregate Master Servicer Distribution                                                                             511,291.13
                                                                                                                       -------------
                                                                                 Total Distributions =                 22,588,611.83

III    Certificate Class Balances                                                                    Factor %             Amount
                                                                                                   -----------        --------------
       Opening Senior Class A Certificate Balances as reported in prior
       Monthly Master Servicer Report for Group I Certificates:
                         (a)  Class AF-1A                                                          51.38203500%       298,992,061.67

                         (b)  Class A-IO (Notional Amount)                                                                      0.00


       Opening Subordinated Class MF & BF Certificate Balances as reported in prior
       Monthly Master Servicer Report for Group I Certificates:
                         (a)  Class MF-1                                                          100.00000000%        33,160,000.00
                         (b)  Class MF-2                                                          100.00000000%        26,530,000.00
                         (c)  Class BF                                                            100.00000000%        21,540,000.00
                                                                                                                      --------------
                                                                                                                       81,230,000.00
       Opening Senior Class AV Certificate Balances as reported in prior
       Monthly Master Servicer Report for Group II Certificates:
                         (a)  Class AV                                                             53.72920506%       140,883,348.59

       Opening Subordinated Class MV & BV Certificate Balances as reported in prior
       Monthly Master Servicer Report for Group II Certificates:
                         (b)  Class MV-1                                                          100.00000000%        19,800,000.00
                         (c)  Class MV-2                                                          100.00000000%        17,430,000.00
                         (d)  Class BV                                                            100.00000000%        17,430,000.00
                                                                                                                      --------------
                                                                                                                       54,660,000.00

IV     Principal Distribution Amount

1(a).  Basic Principal Amount                                                                              No.             Amount
                                                                                                         -------       -------------
                         (a)  Stated principal collected                                                                1,628,496.75
                         (b)  Principal Prepayments                                                        189         16,087,581.22
                         (c)  Liquidation Proceeds                                                                        333,337.90
                         (d)  Repurchased Mortgage Loans                                                     0                  0.00
                         (e)  Substitution Adjustment related to Principal                                                      0.00
                         (f)  Recoveries on previously Liquidated Mortgages
                              with respect to Principal                                                                         0.00
                                                                                                                       -------------

                                                                                 Total Basic Principal                 18,049,415.87

1(b).  Subordination Increase/(Decrease) amount                                                                           560,216.63
                                                                                                                       -------------
                                                                          Total Principal Distribution                 18,609,632.50

2(a).  Class AF Principal Distribution Amount for Group I Certificates:
                                                                                                   Per $ 1,000
                                                                                                   -----------
                         1.  Class AF                                                              21.73551904         12,647,898.53


2(b).  Class MF & BF Principal Distribution Amount Group I Certificates:
                         1.  Class MF-1                                                             0.00000000                  0.00
                         2.  Class MF-2                                                             0.00000000                  0.00
                         3.  Class BF                                                               0.00000000                  0.00

2(c).  Class AV Principal Distribution Amount Group II Certificates:
                         1.  Class AV                                                              22.73648591          5,961,733.97

2(d).  Class AV Principal Distribution Amount Group II Certificates:
                         1.  Class MV-1                                                             0.00000000                  0.00
                         2.  Class MV-2                                                             0.00000000                  0.00
                         3.  Class BV                                                               0.00000000                  0.00

2(e)   Class M Applied Realized Loss for Group I Certificates:
                         1.  Class MF-1                                                             0.00000000                  0.00
                         2.  Class MF-2                                                             0.00000000                  0.00
                         3.  Class BF                                                               0.00000000                  0.00

2(f)   Class B Applied Realized Loss for Group II Certificates:
                         1.  Class MV-1                                                             0.00000000                  0.00
                         2.  Class MV-2                                                             0.00000000                  0.00
                         3.  Class BV                                                               0.00000000                  0.00

                                                                                                    Factor %              Amount
                                                                                                   -----------        --------------
       Ending Senior Class A Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group I Certificates:
                         (a)  Class AF-1A                                                          49.20848310%       286,344,163.14

                         (b)  Class A-IO (Notional Amount)                                                                      0.00

       Ending Subordinated Class MF & BF Certificate Balances after distributions of principal in this Monthly Master Servicer Report Group I Certificates:
                         (a)  Class MF-1                                                          100.00000000%        33,160,000.00
                         (b)  Class MF-2                                                          100.00000000%        26,530,000.00
                         (c)  Class BF                                                            100.00000000%        21,540,000.00
                                                                                                                      --------------
                                                                                                                       81,230,000.00

       Ending Senior Class AV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II Certificates:
                         (a)  Class AV                                                             51.45555647%       134,921,614.62

       Ending Subordinated Class  MV & BV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II Certificates:
                         (b)  Class MV-1                                                          100.00000000%        19,800,000.00
                         (c)  Class MV-2                                                          100.00000000%        17,430,000.00
                         (d)  Class BV                                                            100.00000000%        17,430,000.00
                                                                                                                      --------------
                                                                                                                       54,660,000.00

V      Interest Distribution Amount
       Fixed Rate Certificates

                         (b)  Fixed Rate Certificates applicable Pass-Through Rate
                                             1.    Class AF-1A                                         4.87000%
                                             2.    Class A-IO                                          5.00000%
                                             9.    Class MF-1                                          5.99000%
                                            10.    Class MF-2                                          6.39000%
                                            11.    Class BF                                            6.83000%

       Variable Rate Certificates

                         (b)  LIBOR Rate                                                               1.11875%

                                             1.    Class AV                                            1.38875%
                                             2.    Class MV-1                                          1.76875%
                                             3.    Class MV-2                                          2.37875%
                                             4.    Class BV                                            3.06875%

       INTEREST REMITTANCE AMOUNT
          1.  Interest collected on Mortgage Loans                                                4,165,853.14
          2.  Interest advanced on Mortgage Loans                                                   367,886.94
          3.  Compensating Interest on Mortgage Loans                                                 5,455.88
          4.  Substitution Adjustment interest                                                            0.00
          5.  Purchase Price interest on repurchased accounts                                             0.00
          6.  Liquidation Proceeds interest portion                                                       0.00
          7.  Recoveries on previously Liquidated Mortgages with respect to Interest                      0.00
                      TOTAL INTEREST REMITTANCE AMOUNT                                                                  4,539,195.96

       Current Interest Requirement

                                             1.     Class AF-1A @ applicable Pass-Through Rate                          1,213,409.45
                                             2.     Class A-IO @ applicable Pass-Through Rate                                   0.00
                                             3.     Class MF-1 @ applicable Pass-Through Rate                             165,523.67
                                             4.     Class MF-2 @ applicable Pass-Through Rate                             141,272.25
                                             5.     Class BF @ applicable Pass-Through Rate                               122,598.50
                                             6.     Class AV @ applicable Pass-Through Rate                               168,477.90
                                             7.     Class MV-1 @ applicable Pass-Through Rate                              30,157.19
                                             8.     Class MV-2 @ applicable Pass-Through Rate                              35,703.06
                                             9.     Class BV  @ applicable Pass-Through Rate                               46,059.38

       Interest Carry Forward Amount

                                             1.    Class AF-1A                                            0.00
                                             2.    Class A-IO                                             0.00
                                             3.    Class MF-1                                             0.00
                                             4.    Class MF-2                                             0.00
                                             5.    Class BF                                               0.00
                                             6.    Class AV                                               0.00
                                             7.    Class MV-1                                             0.00
                                             8.    Class MV-2                                             0.00
                                             9.    Class BV                                               0.00
                                            10.    Class X-IO                                             0.00

       Certificates Interest Distribution Amount
                                                                                                   Per $ 1,000
                                                                                                   -----------
                                             1.    Class AF-1A                                      2.08525425          1,213,409.45
                                             2.    Class A-IO                                       0.00000000                  0.00
                                             3.    Class MF-1                                       4.99166677            165,523.67
                                             4.    Class MF-2                                       5.32500000            141,272.25
                                             5.    Class BF                                         5.69166667            122,598.50
                                             6.    Class AV                                         0.64253041            168,477.90
                                             7.    Class MV-1                                       1.52309040             30,157.19
                                             8.    Class MV-2                                       2.04836833             35,703.06
                                             9.    Class BV                                         2.64253471             46,059.38
                                                                                                                        ------------
                                                                                                                        1,923,201.40

VI     Credit Enhancement Information
                                                                                            Group I        Group II            Total
                         (a)  Senior Enhancement Percentage                                  25.30%          32.75%           58.05%

                         (b)  Overcollateralization Amount:

                                             1.    Opening Overcollateralization
                                                     Amount                           15,252,032.86   10,773,517.11    26,025,549.97
                                             2.    Ending Overcollateralization
                                                     Amount                           15,252,032.86   10,773,517.11    26,025,549.97
                                             3.    Targeted Overcollateralization
                                                     Amount                           15,252,032.86   10,773,517.11    26,025,549.97
                                             4.    Subordination Deficiency                    0.00            0.00             0.00
                                             5.    Overcollateralization Release
                                                     Amount                                    0.00            0.00             0.00

VII    Trigger Information

                     1.  (a)  60+ Delinquency  Percentage                                                 8.04%                6.75%
                         (b)  Delinquency Event in effect
                              (Group I > 50% or Group II > 40% of the Sr. Enhancement)                      NO                   NO

                     2.  (a)  Cumulative Loss Percentage                                                  0.37%                0.22%
                         (b)  Applicable Loss Percentage for current Distribution                         2.25%                3.25%
                         (c)  Cumulative Loss Trigger Event in effect                                       NO                   NO

VIII   Pool Information                                                                                   No.             Amount
                                                                                                         -----        --------------
                         (a)  Closing Mortgage Loan Principal Balance:
                                 1.  Fixed Rate                                                          5,387        382,826,196.00
                                 2.  Adjustable Rate                                                     1,878        200,355,131.73

                                         Total Closing Mortgage Loan Principal Balance:                  7,265        583,181,327.73

                         (b)  Balloon Mortgage Loans
                                 1.  Fixed Rate                                                            175         13,088,384.13
                                 2.  Adjustable Rate                                                         0                  0.00

                                         Total Closing Mortgage Loan Principal Balance:                    175         13,088,384.13

                         (c)  Weighted Average Mortgage Rate:
                                 1.  Fixed Rate                                                                               9.397%
                                 2.  Adjustable Rate                                                                          7.999%

                                         Total Weighted Average Mortgage Rate                                                 8.917%

                         (d)  Weighted Average Net Mortgage Rate:
                                 1.  Fixed Rate                                                                               8.908%
                                 2.  Adjustable Rate                                                                          7.497%

                         (e)  Weighted Average Remaining Maturity:
                                 1.  Fixed Rate                                                                               285.13
                                 2.  Adjustable Rate                                                                          335.44

                         (f)  Weighted Average Original Maturity:
                                 1.  Fixed Rate                                                                               317.97
                                 2.  Adjustable Rate                                                                          358.53

IX     Delinquency Information                                                                       No.        %         Amount
                                                                                                  ----------------------------------
       A.  Fixed Rate Mortgage Loans:
                         (a)  Delinquent Contracts:
                                             1.    31 - 59 Day Accounts                              229      3.98%    15,253,610.47
                                             2.    60 - 89 Day Accounts                              100      1.59%     6,074,965.31
                                             3.    90+  Day Accounts                                 237      5.09%    19,491,688.24

                         (b)  Mortgage Loans - In Foreclosure                                        145      3.25%    12,431,815.10
                         (c)  REO Property Accounts                                                   80      1.72%     6,573,614.75

       B.  Adjustable Rate Mortgage Loans:
                         (a)  Delinquent Contracts:
                                             1.    31 - 59 Day Accounts                              105      5.46%    10,935,300.26
                                             2.    60 - 89 Day Accounts                               31      1.47%     2,943,953.29
                                             3.    90+  Day Accounts                                  90      4.83%     9,687,011.41

                         (b)  Mortgage Loans - In Foreclosure                                         60      3.23%     6,475,929.43
                         (c)  REO Property Accounts                                                   29      1.23%     2,473,969.99

       C.  Total For All Mortgage Loans
                         (a)  Delinquent Contracts:
                                             1.    31 - 59 Day Accounts                              334      4.49%    26,188,910.73
                                             2.    60 - 89 Day Accounts                              131      1.55%     9,018,918.60
                                             3.    90+  Day Accounts                                 327      5.00%    29,178,699.65

                         (b)  Mortgage Loans - In Foreclosure                                        205      3.24%    18,907,744.53
                         (c)  REO Property Accounts                                                  109      1.55%     9,047,584.74

X      Realized Losses                                                                               No.                  Amount
                                                                                                   -------             ------------

             1.   (a)  Gross Realized Losses during the period                                        13                 893,554.53

                   (b)  Realized Losses during the period
                                 1.   Group I                                                                            385,746.24
                                 2.   Group II                                                                           174,470.39
                                                                                                                       ------------

                                                Total                                                                    560,216.63

                   (c)  Cumulative Gross Realized Losses                                              70               6,024,193.30

                   (d)  Cumulative Realized Losses
                                 1.   Group I                                                                          2,445,749.20
                                 2.   Group II                                                                           691,709.59

                                                Total                                                                  3,137,458.79

                   (e)  Cumulative Applied Realized Losses

                                             i.    Class MF-1                                                                  0.00
                                            ii.    Class MV-1                                                                  0.00
                                           iii.    Class MF-2                                                                  0.00
                                            iv.    Class MV-2                                                                  0.00
                                             v.    Class BF                                                                    0.00
                                            vi.    Class BV                                                                    0.00

XI     Miscellaneous Information

       1.   (a)  Monthly Master Servicer Fee

                                             i.    Monthly Servicing Fee                                                 250,746.23
                                            ii.    Mortgage Fees                                                         253,360.04
                                           iii.    Mortgage Insurance Premium Reimbursement                                7,184.86
                                            iv.    Certificate Account Investment Earnings                                     0.00

            (b)  Amount of prior unpaid Master Servicing Fees paid with this distribution                                      0.00

            (c)  Total Master Servicing Fees paid with this distribution                                                 511,291.13

            (d)  Amount of unpaid Master Servicing Fees as of this distribution                                                0.00


       2.   (a)  Opening Master Servicer Advance Balance                                                               8,759,378.98

            (b)  Current Advance (exclusive of Compensating Interest)                                                    814,476.22

            (c)  Reimbursement of prior Master Servicer Advances                                                        (446,589.28)
                                                                                                                       ------------

            (d)  Ending Master Servicer Advance Balance                                                                9,127,265.92


       3.   Current period Compensating Interest                                                                           5,455.88


       4.   (a)  Stepdown Date in effect ?                                                            NO